UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 31, 2008

PRB Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-120129	20-0563497
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Lawrence Street, Suite 450, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 308-1330

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously reported, on March 6, 2008, PRB Energy, Inc. (“PRB Energy”) and its subsidiaries (collectively, “PRB”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) (Case Number 08-12658 ABC). The Bankruptcy Court approved PRB’s Plan of Reorganization (the “Plan”) in substantially the form described in PRB Energy’s Current Report on Form 8-K filed on September 9, 2008. A final Disclosure Statement was served on interested parties on or about December 12, 2008. The Bankruptcy Court has scheduled a hearing regarding confirmation of  the Plan on January 16, 2009.

Assuming confirmation of the Plan, all of PRB Energy’s currently outstanding common stock will be canceled. In exchange for its claims against PRB, West Coast Opportunity Fund, LLC (“WCOF”) will be issued 90% of new PRB Energy common stock (“New Equity”) and certain unsecured creditors will be issued the remaining 10% of New Equity. The New Equity will be issued pursuant to Section 1145 of the Bankruptcy Code. Section 1145 of the Bankruptcy Code allows debtors to issue securities without registration under the Securities Act of 1933 (the “Securities Act”) if such securities are issued under a reorganization plan in exchange for a claim against the debtor. Securities received pursuant to Section 1145 of the Bankruptcy Code are not restricted securities because they are deemed to have been received in a “public offering.” Following the issuance of the New Equity, WCOF may be considered an underwriter under the Securities Act and will be an affiliate of PRB Energy for purposes of Rule 144 of the Securities Act (“Rule 144”). The New Equity held by WCOF will not be freely tradable. WCOF may be able to sell New Equity pursuant to Rule 144, which imposes certain volume restrictions, manner of sale limitations and notice and information requirements. New Equity issued to the unsecured creditors will not be restricted and will generally be freely tradable immediately upon issuance, except that unsecured creditors who are affiliates of PRB Energy for purposes of Rule 144 may only resell such New Equity in compliance with Rule 144.

In addition, if the Plan is confirmed, WCOF intends to loan PRB $1.5 million in exit financing. The note evidencing such loan will be issued pursuant to a private placement under Section 4(2) of the Securities Act and will not be freely tradable by WCOF.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRB ENERGY, INC.

Date: December 31, 2008

By: /s/ William F. Hayworth
William F. Hayworth
President and Chief Executive Officer